UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 9, 2010

Ingram Micro Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12203	62-1644402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 E. St. Andrew Place, Santa Ana, CA 92705
(Address of Principal Executive Offices and Zip Code)

(714) 566-1000
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Ingram Micro Inc. (the “Company”) held its Annual Meeting of Shareholders on June 9, 2010 (the “2010 Annual Meeting”).  At the 2010 Annual Meeting, the shareholders of the Company approved the following proposals, in each case consistent with the recommendation of the Board of Directors of the Company.  For more information on the following proposals considered at the 2010 Annual Meeting, see the Company’s proxy statement filed with the Securities and Exchange Commission on April 20, 2010, the relevant portions of which are incorporated herein by this reference.

1.	The Company’s shareholders adopted the Company’s proposal to amend the Company’s Certificate of Incorporation to declassify the Board of Directors:

For	153,039,634
Against	534,509
Abstain	143,894

A copy of the related Certificate of Amendment filed with the Secretary of State of Delaware on June 9, 2010 is attached as Exhibit 3.1 under Item 9.01 of this Current Report on Form 8-K and is incorporated herein by this reference.

2.	The Company’s shareholders adopted the Company’s proposal to remove each member of the Board of Directors without cause such that the terms of all directors expired at the 2010 Annual Meeting:

For	153,403,154
Against	154,833
Abstain	160,059

3.	The Company’s shareholders elected each of the nine nominees to the Board of Directors for a one-year term by a majority of the votes cast:

Director Nominee	For	Withheld	Broker Non-Votes
Howard I. Atkins	95,549,749	51,732,433	6,435,864
Leslie Stone Heisz	145,126,822	2,155,360	6,435,864
John R. Ingram	144,605,756	2,676,426	6,435,864
Orrin H. Ingram II	144,178,424	3,103,758	6,435,864
Dale R. Laurance	145,125,289	2,156,893	6,435,864
Linda Fayne Levinson	131,601,139	15,681,043	6,435,864
Michael T. Smith	145,127,611	2,154,571	6,435,864
Gregory M.E. Spierkel	144,786,729	2,495,453	6,435,864
Joe B. Wyatt	144,685,323	2,596,859	6,435,864

4.	The Company’s shareholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year:

For	152,944,836
Against	724,183
Abstain	49,027
Broker Non-Votes	N/A

Additionally, a proposal to elect the Class III nominees to the Board of Directors was not adopted (and no vote was taken) because the shareholders of the Company voted in favor of the proposals designated in paragraphs (1), (2), and (3) above.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

The following exhibit is filed herewith.

Exhibit No.	Description
3.1	Certificate of Amendment dated June 9, 2010 to Ingram Micro Inc.’s Certificate of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO INC.
Date:	June 10, 2010	By:	/s/ Larry C. Boyd
			Name:	Larry C. Boyd
			Title:	Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment dated June 9, 2010 to Ingram Micro Inc.’s Certificate of Incorporation